Incorporated under the laws of Idaho

Number 1502

Shares *****XXXXX****

INTEGRATED PHARMACEUTICALS, INC.

Authorized Capital $1,000,000.00 consisting of 100,000,000 shares of the par value of $.01 per share

COMMON

NON-ASSESSABLE

CUSIP 45818D 10 8

This Certifies that *****************SPECIMEN********************** is the registered holder of *****************XXXXX************************ Shares of the common stock of Integrated Pharmaceuticals, Inc. transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 16th day of September A.D. 2004

Secretary

President

© GOES 730

Countersigned:

Columbia Stock Transfer • P.O. Box 2196 • Coeur d'Alene, ID 83816-2196

EXPLANATION OF ABBREVIATIONS

The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below may be used.

PHRASE ABBREVIATION	EQUIVALENT
JT TEN	As joint tenant, with right of survivorship and not as tenants in common
TEN IN COM	As tenants in common
TEN BY ENT	As tenants by the entireties
UNIF GIFT MIN ACT	Uniform Gifts to Minors Act

WORD ABBREVIATION	EQUIVALENT
ADM	Administrator(s) Administratix
AGMT	Agreement
ART	Article
CH	Chapter
CUST	Custodian for
DEC	Declaration
DTD	Dated
EST	Estate, Of estate of
EX	Executor(s), Executrix
FBO	For the benefit of
FDN	Foundation
GDN	Guardian(s)
GDNSHP	Guardianship
MIN	Minor(s)
PAR	Paragraph
PL	Public Law
TR	(As) trustee(s), for, of
U	Under
UA	Under agreement
UW	Under will of, Of will of, Under last will & testament

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the shares of the common capital stock represented by the within certificate as follows:

_______________________________ ( ) SHARES

INDICATE THE NUMBER OF SHARES

TO _______________________________

(FULL NAME AND ADDRESS OF ASSIGNEE SHOULD BY TYPEWRITTEN OR PRINTED LEGIBLY)

S.S. OR OTHER I.D. NUMBER | STREET | CITY | STATE | ZIP CODE

_______________________________ ( ) SHARES

INDICATE THE NUMBER OF SHARES

TO _______________________________

(FULL NAME AND ADDRESS OF ASSIGNEE SHOULD BY TYPEWRITTEN OR PRINTED LEGIBLY)

S.S. OR OTHER I.D. NUMBER | STREET | CITY | STATE | ZIP CODE

and hereby irrevocably constitute and appoint

_______________________________ as attorney

to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated _______________ (Sign Here) _______________________________

(SIGNATURE MUST CORRESPOND WITH NAME ON FACE CERTIFICATE)

(Sign Here) _______________________________

(SIGNATURE MUST CORRESPOND WITH NAME ON FACE CERTIFICATE)

IMPORTANT NOTICE: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this stock certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you either (1) fill in the name of the new owner in the "Assignee" blank, or (2) IF YOU ARE SENDING THE SIGNED CERTIFICATE TO YOUR BANK OR BROKER, fill in the name of the bank or broker in the "Attorney" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "stock power" form and then mail the unsigned stock certificate and the signed "stock Power" in separate envelopes. For added protection, use insured mail for stock certificates.

SIGNATURE(S) MUST BE GUARANTEED